Income Taxes	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The provision for income taxes for interim tax periods is generally determined using an estimate of the Company’s annual effective tax rate, excluding jurisdictions for which no tax benefit can be recognized due to valuation allowances, and adjusted for discrete tax items during the period.
As of December 31, 2024, the Company had recorded a full valuation allowance against its U.S. and U.K deferred tax assets, due to uncertainty regarding their realizability. There was no new positive evidence regarding the realizability of these deferred tax assets in the first half of 2025 which would cause management to change its previous valuation allowance conclusion as of June 30, 2025.
As of June 30, 2025, management determined that there is sufficient positive evidence to conclude that it is more likely than not that certain of its deferred tax assets outside the U.S. and U.K. were realizable. For those non-U.S. and non-U.K. jurisdictions where partial allowances have been recorded, the valuation allowances are primarily the result of specific tax losses carried forward that are expected to expire prior to being utilized.
The Company recorded income tax expense of $41 and $39,496 for the six months ended June 30, 2025 and 2024, respectively. The June 30, 2025 provision represents the net of estimated current tax expense that will be owed in jurisdictions without a full valuation allowance, partially offset by deferred tax benefit on reversing book-tax differences. The June 30, 2024 provision was primarily driven by the recording of a full valuation allowance against all U.S. deferred tax assets due to the uncertainty regarding their realizability, as a result of cumulative pre-tax losses in the United States in recent years and the decline in sales, as a result of reduced customer demand, during the first six months of 2024